                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2006 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.


Date: 8/17/06                           /s/ William G. Bares
                                        ----------------------------------------

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2006 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.


Date: 8/17/06                           /s/ T. A. Commes
                                        ----------------------------------------

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2006 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.


Date: 8/18/06                           /s/ Peter A. Dorsman
                                        ----------------------------------------

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2006 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.


Date: August 17, 2006                   /s/ L. Thomas Hiltz
                                        ----------------------------------------

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2006 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.


Date: 8/21/2006                         /s/ Edith Kelly-Green
                                        ----------------------------------------

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2006 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.


Date: 8/17/06                           /s/ John F. Meier
                                        ----------------------------------------

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2006 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.


Date: 8/17/06                           /s/ J. M. Moore
                                        ----------------------------------------

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2006 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.


Date: 8/18/06                           /s/ Jerry Sue Thornton
                                        ----------------------------------------

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2006 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.


Date: August 23, 2006                   /s/ Peter C. Wallace
                                        ----------------------------------------

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and Mark O. Eisele, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in either or both of them, to sign for the undersigned and in his or her respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2006 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.


Date: 8/17/06                           /s/ Stephen E. Yates
                                        ----------------------------------------